AXP(R) Global
                                                                 Technology
                                                                       Fund

                                                     2002 SEMIANNUAL REPORT

(icon of) ruler

American
   Express(R)
Funds

AXP Global Technology Fund seeks
to provide shareholders with
long-term capital growth.



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Investing in the Information Age

In recent years, the most exciting and fastest-growing segment of the global economy has been technology, particularly the transmission of information. AXP Global Technology Fund concentrates its investments in stocks of companies on the cutting edge of information technology to create a portfolio that takes advantage of the potential offered by this segment of the market.

CONTENTS
From the Chairman                                   3
Portfolio Manager Q & A                             3
Fund Facts                                          6
The 10 Largest Holdings                             7
Financial Statements (Fund)                         8
Notes to Financial Statements (Fund)               11
Financial Statements (Portfolio)                   17
Notes to Financial Statements (Portfolio)          19
Investments in Securities                          23

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2   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT


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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
Although we see reason for optimism as the U.S. economy slowly improves, various factors continue to create uncertainty in the financial markets. Warnings about terrorist activities, doubts about the reliability of companies' financial information and growing unrest around the world have contributed to a volatile environment in 2002. While this short-term volatility is unsettling, we encourage you to keep a long-term perspective when it comes to your investments. At times like these, it is important for you to assess your own financial needs, set short- and long-term goals and develop a plan to obtain these goals. Your personal financial advisor can be an important asset in helping you meet your goals.

American Express Financial Corporation has set its own goals to assist you in meeting yours. It has taken steps toward improving the competitive ranking and investment performance of the American Express Funds and expanding the range of investment options. The members of the Board, the majority of whom are independent from American Express Financial Corporation, oversee these efforts and believe the steps that have been taken show promise for meeting the goals.

This Fund will join the other American Express Funds in holding shareholder meetings in November. We believe it is important for your voice as a Fund shareholder to be heard. When you receive your proxy statement, please take the time to consider the proposals and vote. The Board's recommendation on each proposal will be outlined in the proxy statement.

On behalf of the Board,

Arne H. Carlson

(picture of) Louis Giglio
Louis Giglio
Portfolio manager

Portfolio Manager Q & A
Q: How did AXP Global Technology Fund perform for the six-month period ended April 30, 2002?
A: In a very volatile environment that saw technology-oriented stocks move up and down in dramatic fashion, AXP Global Technology Fund returned -6.88% for the six-month period (Class A shares not including sales charges). By comparison, the Pacific Stock Exchange Technology Index and the Standard & Poor's 500 Index returned 1.11% and 2.29%, respectively, for the same period. Another comparative index, the Lipper Science and Technology Funds Index, returned -5.81%.

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3   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT


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Q: What factors affected the Fund's performance during the period?
A: Overall volatility in the stock market, especially among technology issues, was the most significant influence on the Fund's performance. At the beginning of the period under review, investors were increasingly encouraged about the direction of the U.S. economy. Coming off a mild recession and the aftershocks of the September 11, 2001 terrorist attacks, equity markets closed 2001 on a strong note, led in particular by a surge in technology stocks. However, most of those gains were lost in the opening weeks of 2002 as investors again retreated from more aggressive sectors of the market. In March, technology stocks again bounced back, but were rocked in April as investor sentiment turned extremely pessimistic. Stocks of software and biotechnology companies were hardest hit due to weaker-than-expected earnings reports from several bellwether firms. It was clear as the six-month period came to a close that technology issues were yet to break out of the bear market that began in early 2000. This volatility, coupled with investors' reluctance to stick with the more aggressive sectors of the stock markets, had the most significant impact on performance this period.

Q: What changes did you make to the Fund's portfolio?
A: Throughout the period, we continued to broaden the Fund's technology focus. Along with holdings in many of the most visible technology sectors such as computer-related industries, we added a number of stocks from companies in biotechnology and medical devices as well. Early in the six-month period, this helped to dampen some of the Fund's volatility and likewise, helped performance keep pace with that of comparative indices during these turbulent times. In another effort to cope with the volatile nature of the technology sector, we increased the number of holdings in the Fund, and put a greater emphasis on large-cap companies. Larger stocks tend to be less volatile than mid-cap and small-cap companies, although the latter two segments continue to play a role in the Fund's portfolio.

Q: What is your outlook for the coming months?
A: The environment has been extremely challenging for the technology sector for more than two years, but we now believe there is reason for optimism in this sector. This is based on our expectation that the U.S. economy will continue to show renewed strength in the months ahead. We anticipate that many companies will boost technology spending in the third and fourth quarters of 2002, which should create a better business environment for the sector as a whole. If profits of technology companies improve, the Fund should experience improved performance.

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4   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT


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Q: How are you positioning the Fund in light of your outlook?
A: We have the Fund virtually fully invested, as we believe it is important to be positioned in advance of any upward move in the markets in order to fully benefit from it. While it seems fair to expect continued volatility in the technology sector, our more broadly diversified approach and increasing emphasis on large-cap stocks should help stabilize the Fund's performance compared to what was the case previously. We are also optimistic about prospects for some of our core large-cap holdings such as Cisco Systems, IBM, Microsoft and Intel. These stocks have suffered through a significant sell-off during the recent bear market, and seem to offer attractive upside potential going forward. After the struggles of the past two years, we are optimistic that the Fund is well positioned to benefit from an improved environment for technology stocks.

Louis Giglio

Note to shareholders: Effective Feb. 7, 2002, the name of the Fund changed from AXP Innovations Fund to AXP Global Technology Fund.

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5   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT


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Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                      $1.49
Oct. 31, 2001                                                       $1.60
Decrease                                                            $0.11

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                         $  --
From long-term capital gains                                        $  --
Total distributions                                                 $  --
Total return*                                                      -6.88%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                      $1.33
Oct. 31, 2001                                                       $1.44
Decrease                                                            $0.11

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                         $  --
From long-term capital gains                                        $  --
Total distributions                                                 $  --
Total return*                                                      -7.64%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                      $1.33
Oct. 31, 2001                                                       $1.44
Decrease                                                            $0.11

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                         $  --
From long-term capital gains                                        $  --
Total distributions                                                 $  --
Total return*                                                      -7.64%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                      $1.48
Oct. 31, 2001                                                       $1.60
Decrease                                                            $0.12

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                         $  --
From long-term capital gains                                        $  --
Total distributions                                                 $  --
Total return*                                                      -7.50%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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6   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT


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The 10 Largest Holdings

                                  Percent                       Value
                              (of net assets)          (as of April 30, 2002)

Intl Business Machines             4.2%                     $8,325,744
St. Jude Medical                   3.4                       6,881,467
Applied Materials                  3.0                       5,909,760
Amgen                              2.7                       5,425,488
KLA-Tencor                         2.6                       5,218,845
Electronic Data Systems            2.6                       5,181,830
DST Systems                        2.6                       5,169,332
Electronic Arts                    2.6                       5,144,436
Maxim Integrated Products          2.5                       5,054,700
First Data                         2.5                       4,936,329

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here
make up 28.7% of net assets

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7   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT


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


Financial Statements

Statement of assets and liabilities

AXP Global Technology Fund

April 30, 2002 (Unaudited)

Assets
Investment in Portfolio (Note 1)                                                                     $  199,953,248
Capital shares receivable                                                                                    37,617
                                                                                                             ------
Total assets                                                                                            199,990,865
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                        6,362
Accrued distribution fee                                                                                      2,748
Accrued transfer agency fee                                                                                   3,188
Accrued administrative services fee                                                                             327
Other accrued expenses                                                                                      117,949
                                                                                                            -------
Total liabilities                                                                                           130,574
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $  199,860,291
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,397,820
Additional paid-in capital                                                                              638,586,868
Net operating loss                                                                                       (2,098,449)
Accumulated net realized gain (loss) (Note 5)                                                          (418,445,597)
Unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                                  (19,580,351)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $  199,860,291
                                                                                                     ==============
Net assets applicable to outstanding shares:              Class A                                    $  131,884,948
                                                          Class B                                    $   63,739,211
                                                          Class C                                    $    4,166,740
                                                          Class Y                                    $       69,392
Net asset value per share of outstanding capital stock:   Class A shares           88,749,725        $         1.49
                                                          Class B shares           47,857,398        $         1.33
                                                          Class C shares            3,128,104        $         1.33
                                                          Class Y shares               46,797        $         1.48
                                                                                       ------        --------------

See accompanying notes to financial statements.

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8   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT


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


Statement of operations

AXP Global Technology Fund

Six months ended April 30, 2002 (Unaudited)

Investment income
Income:
Dividends                                                                                             $     132,916
Interest                                                                                                    118,263
   Less foreign taxes withheld                                                                              (3,021)
                                                                                                            ------
Total income                                                                                                248,158
                                                                                                            -------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                           884,694
Distribution fee
   Class A                                                                                                  192,220
   Class B                                                                                                  366,928
   Class C                                                                                                   22,794
Transfer agency fee                                                                                         622,108
Incremental transfer agency fee
   Class A                                                                                                   46,269
   Class B                                                                                                   38,054
   Class C                                                                                                    1,837
Service fee -- Class Y                                                                                           36
Administrative services fees and expenses                                                                    68,947
Compensation of board members                                                                                 4,700
Printing and postage                                                                                         63,015
Registration fees                                                                                            30,037
Audit fees                                                                                                    2,625
Other                                                                                                         2,886
                                                                                                              -----
Total expenses                                                                                            2,347,150
   Earnings credits on cash balances (Note 2)                                                                  (543)
                                                                                                               ----
Total net expenses                                                                                        2,346,607
                                                                                                          ---------
Investment income (loss) -- net                                                                          (2,098,449)
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                (14,326,246)
   Options contracts written                                                                                358,005
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (13,968,241)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                       109,169
                                                                                                            -------
Net gain (loss) on investments and foreign currencies                                                   (13,859,072)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(15,957,521)
                                                                                                       ============

See accompanying notes to financial statements.

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9   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT


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


Statements of changes in net assets

AXP Global Technology Fund

                                                                                   April 30, 2002     Oct. 31, 2001
                                                                                 Six months ended        Year ended
                                                                                      (Unaudited)

Operations
Investment income (loss) -- net                                                      $ (2,098,449)    $  (4,080,511)
Net realized gain (loss) on investments                                               (13,968,241)     (392,303,736)
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                    109,169       (31,205,076)
                                                                                          -------       -----------
Net increase (decrease) in net assets resulting from operations                       (15,957,521)     (427,589,323)
                                                                                      -----------      ------------

Capital share transactions (Note 3)
Proceeds from sales
    Class A shares (Note 2)                                                            27,729,331       209,393,984
    Class B shares                                                                     10,536,579        80,620,251
    Class C shares                                                                      1,086,322         5,921,904
    Class Y shares                                                                         60,654           215,882
Payments for redemptions
    Class A shares                                                                    (31,913,537)      (90,799,810)
    Class B shares (Note 2)                                                            (8,720,959)      (20,364,403)
    Class C shares (Note 2)                                                              (609,145)         (660,768)
    Class Y shares                                                                        (41,104)         (143,621)
                                                                                          -------          --------
Increase (decrease) in net assets from capital share transactions                      (1,871,859)      184,183,419
                                                                                       ----------       -----------
Total increase (decrease) in net assets                                               (17,829,380)     (243,405,904)
Net assets at beginning of period                                                     217,689,671       461,095,575
                                                                                      -----------       -----------
Net assets at end of period                                                          $199,860,291     $ 217,689,671
                                                                                     ============     =============

See accompanying notes to financial statements.

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10   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT


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Notes to Financial Statements

AXP Global Technology Fund (formerly known as AXP Innovations Fund)

(Unaudited as to April 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP Global Technology Fund (a series of AXP Global Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Technologies Portfolio
The Fund invests all of its assets in World Technologies Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. World Technologies Portfolio invests in technology common stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of April 30, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

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11   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT


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Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with American Express Financial Corporation (AEFC) to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

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12   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT


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Sales charges received by the Distributor for distributing Fund shares were
$403,552 for Class A, $54,713 for Class B and $965 for Class C for the six months ended April 30, 2002.

During the six months ended April 30, 2002, the Fund's transfer agency fees were reduced by $543 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended April 30, 2002
                                             Class A     Class B    Class C     Class Y

Sold                                      15,793,775   6,718,717    696,563      35,595
Issued for reinvested distributions               --          --         --          --
Redeemed                                 (18,318,881) (5,665,243)  (392,624)    (24,503)
                                         -----------  ----------   --------     -------
Net increase (decrease)                   (2,525,106)  1,053,474    303,939      11,092
                                          ----------   ---------    -------      ------

                                                      Year ended Oct. 31, 2001
                                             Class A     Class B    Class C     Class Y

Sold                                      67,577,147  27,705,885   2,451,303    100,791
Issued for reinvested distributions               --          --          --         --
Redeemed                                 (36,991,839) (9,957,212)   (319,219)   (81,895)
                                         -----------  ----------    --------    -------
Net increase (decrease)                   30,585,308  17,748,673   2,132,084     18,896
                                          ----------  ----------   ---------     ------

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2002.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund has a capital loss carry-over of $403,598,797 as of Oct. 31, 2001, that will expire in 2008 and 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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13   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT


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


6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                       2002(k)      2001         2000         1999         1998

Net asset value, beginning of period                              $1.60       $ 5.26      $ 11.27       $ 5.41        $5.27

Income from investment operations:

Net investment income (loss)                                       (.01)        (.02)        (.01)        (.08)        (.07)

Net gains (losses) (both realized and unrealized)                  (.10)       (3.64)        7.05         5.94          .21

Total from investment operations                                   (.11)       (3.66)        7.04         5.86          .14

Less distributions:

Distributions from realized gains                                    --           --        (1.29)          --           --

Tax return of capital(h)                                             --           --       (11.76)          --           --

Total distributions                                                  --           --       (13.05)          --           --

Net asset value, end of period                                    $1.49       $ 1.60      $  5.26       $11.27        $5.41

Ratios/supplemental data:

Net assets, end of period (in thousands)                       $131,885     $146,139     $319,164       $7,435       $3,572

Ratio of expenses to average daily net assets(c)                  1.76%(i)      1.63%       1.24%(d)     1.11%(d)     1.33%(d)

Ratio of net investment income (loss)
     to average daily net assets                                (1.54%)(i)     (.99%)       (.38%)      (1.01%)      (1.29%)

Portfolio turnover rate (excluding short-term securities)          111%         233%         116%         113%         200%

Total return(j)                                                  (6.88%)     (69.58%)      66.58%      108.32%        2.68%

Class B

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                       2002(k)      2001         2000         1999         1998

Net asset value, beginning of period                              $1.44       $ 4.77      $ 11.02       $ 5.33        $5.23

Income from investment operations:

Net investment income (loss)                                       (.02)        (.04)        (.04)        (.14)        (.11)

Net gains (losses) (both realized and unrealized)                  (.09)       (3.29)        6.84         5.83          .21

Total from investment operations                                   (.11)       (3.33)        6.80         5.69          .10

Less distributions:

Distributions from realized gains                                    --           --        (1.29)          --           --

Tax return of captial(h)                                             --           --       (11.76)          --           --

Total distributions                                                  --           --       (13.05)          --           --

Net asset value, end of period                                    $1.33       $ 1.44      $  4.77       $11.02        $5.33

Ratios/supplemental data:

Net assets, end of period (in thousands)                        $63,739      $67,425     $138,545         $220         $107

Ratio of expenses to average daily net assets(c)                  2.55%(i)     2.42%        2.01%(e)     1.86%(e)     2.08%(e)

Ratio of net investment income (loss)
     to average daily net assets                                (2.35%)(i)    (1.78%)      (1.16%)      (1.76%)      (2.04%)

Portfolio turnover rate (excluding short-term securities)          111%         233%         116%         113%         200%

Total return(j)                                                  (7.64%)     (69.81%)      65.25%      106.72%        1.91%

See accompanying notes to financial highlights.

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14   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT


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


Class C

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                       2002(k)      2001         2000(b)

Net asset value, beginning of period                              $1.44       $ 4.77        $5.05

Income from investment operations:

Net investment income (loss)                                       (.02)        (.04)        (.01)

Net gains (losses) (both realized and unrealized)                  (.09)       (3.29)        (.27)

Total from investment operations                                   (.11)       (3.33)        (.28)

Net asset value, end of period                                    $1.33       $ 1.44        $4.77

Ratios/supplemental data:

Net assets, end of period (in thousands)                         $4,167       $4,069       $3,298

Ratio of expenses to average daily net assets(c)                  2.53%(i)     2.42%        2.01%(f),(i)

Ratio of net investment income (loss)
     to average daily net assets                                 (2.36%)(i)   (1.84%)      (1.17%)(i)

Portfolio turnover rate (excluding short-term securities)          111%         233%         116%

Total return(j)                                                  (7.64%)     (69.81%)      (5.54%)

Class Y

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                       2002(k)      2001         2000         1999         1998

Net asset value, beginning of period                              $1.60       $ 5.25      $ 11.27       $ 5.41        $5.27

Income from investment operations:

Net investment income (loss)                                       (.01)        (.02)          --         (.08)        (.07)

Net gains (losses) (both realized and unrealized)                  (.11)       (3.63)        7.03         5.94          .21

Total from investment operations                                   (.12)       (3.65)        7.03         5.86          .14

Less distributions:

Distributions from realized gains                                    --           --        (1.29)          --           --

Tax return of capital(h)                                             --           --       (11.76)          --           --

Total distributions                                                  --           --       (13.05)          --           --

Net asset value, end of period                                    $1.48       $ 1.60      $  5.25       $11.27        $5.41

Ratios/supplemental data:

Net assets, end of period (in thousands)                            $69          $57          $88         $225         $108

Ratio of expenses to average daily net assets(c)                  1.55%(i)     1.49%         .94%(g)     1.11%(g)     1.33%(g)

Ratio of net investment income (loss)
     to average daily net assets                                (1.44%)(i)     (.89%)       (.80%)      (1.01%)      (1.29%)

Portfolio turnover rate (excluding short-term securities)          111%         233%         116%         113%         200%

Total return(j)                                                  (7.50%)     (69.52%)      66.27%      108.32%        2.68%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
15   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.45%, 1.22% and 1.63% for the periods ended 2000, 1999 and 1998, respectively.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.26%, 1.97% and 2.38% for the periods ended 2000, 1999 and 1998, respectively.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.26% for the period ended 2000.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.19%, 1.12% and 1.63% for the periods ended 2000, 1999 and 1998, respectively.
(h)  A distribution payable to a single corporate shareholder.
(i)  Adjusted to an annual basis.
(j)  Total return does not reflect payment of a sales charge.
(k)  Six months ended April 30, 2002 (Unaudited).

Prior to April 19, 2000, the Fund had not engaged in a broad public offering of its shares, or been subject to redemption requests. It had sold shares only to a single investor. One factor impacting the Fund's 2000 and 1999 performance was the high concentration in technology investments, particularly in securities of internet and communication companies. These investments performed well and had a greater effect on the Fund's performance than similar investments made by other funds because of high concentration, the lack of cash flows and the smaller size of the Fund. There is no assurance that the Fund's future investments will result in the same level of performance.

--------------------------------------------------------------------------------
16   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities

World Technologies Portfolio

April 30, 2002 (Unaudited)

Assets

Investments in securities, at value (Note 1)*
   (identified cost $229,168,610)                                                                      $209,585,792
Cash in bank on demand deposit                                                                               12,303
Dividends and accrued interest receivable                                                                    13,634
Receivable for investment securities sold                                                                 2,463,122
                                                                                                          ---------
Total assets                                                                                            212,074,851
                                                                                                        -----------

Liabilities
Payable for investment securities purchased                                                               9,322,439
Payable upon return of securities loaned (Note 4)                                                         2,750,000
Accrued investment management services fee                                                                    3,925
Other accrued expenses                                                                                       20,731
                                                                                                             ------
Total liabilities                                                                                        12,097,095
                                                                                                         ----------
Net assets                                                                                             $199,977,756
                                                                                                       ============
*Including securities on loan, at value (Note 4)                                                       $  2,525,000
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT



Statement of operations

World Technologies Portfolio

Six months ended April 30, 2002 (Unaudited)

Investment income

Income:
Dividends                                                                                              $    132,993
Interest                                                                                                    118,277
   Less foreign taxes withheld                                                                               (3,022)
                                                                                                             ------
Total income                                                                                                248,248
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          835,257
Compensation of board members                                                                                 5,192
Custodian fees                                                                                               25,694
Audit fees                                                                                                    8,000
Other                                                                                                        12,084
                                                                                                             ------
Total expenses                                                                                              886,227
   Earnings credits on cash balances (Note 2)                                                                (1,427)
                                                                                                             ------
Total net expenses                                                                                          884,800
                                                                                                            -------
Investment income (loss) -- net                                                                            (636,552)
                                                                                                           --------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (14,327,925)
   Options contracts written (Note 5)                                                                       358,005
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (13,969,920)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                       109,137
                                                                                                            -------
Net gain (loss) on investments and foreign currencies                                                   (13,860,783)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(14,497,335)
                                                                                                       ============

Statements of changes in net assets

World Technologies Portfolio

                                                                                   April 30, 2002     Oct. 31, 2001
                                                                                 Six months ended        Year ended
                                                                                      (Unaudited)

Operations
Investment income (loss) -- net                                                      $   (636,552)    $    (356,584)
Net realized gain (loss) on investments                                               (13,969,920)     (392,358,181)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                   109,137       (31,209,649)
                                                                                          -------       -----------
Net increase (decrease) in net assets resulting from operations                       (14,497,335)     (423,924,414)
                                                                                      -----------      ------------
Proceeds from contributions                                                            12,057,657       208,160,212
Fair value of withdrawals                                                             (15,439,120)      (27,593,768)
                                                                                      -----------       -----------
Net contributions (withdrawals) from partners                                          (3,381,463)      180,566,444
                                                                                       ----------       -----------
Total increase (decrease) in net assets                                               (17,878,798)     (243,357,970)
Net assets at beginning of period                                                     217,856,554       461,214,524
                                                                                      -----------       -----------
Net assets at end of period                                                          $199,977,756     $ 217,856,554
                                                                                     ============     =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT

Notes to Financial Statements

World Technologies Portfolio

(Unaudited as to April 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
World Technologies Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests in equity securities of companies within the information technology industry. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a

--------------------------------------------------------------------------------
19   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT
written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of April 30, 2002, investments in securities included issues that were illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of April 30, 2002 was $4,829,194 representing 2.41% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and future capital commitments for limited partnership interests, can take place one month or more after the transaction date

--------------------------------------------------------------------------------
20   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT

During this period, when-issued securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of April 30, 2002, the Portfolio has entered into outstanding future capital commitments for limited partnership interests of $1,250,000.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.72% to 0.595% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the six months ended April 30, 2002, the Portfolio's custodian fees were reduced by $1,427 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $245,414,893 and $246,576,864, respectively, for the six months ended April 30, 2002. For the same period, the portfolio turnover rate was 111%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $52,395 for the six months ended April 30, 2002.

4. LENDING OF PORTFOLIO SECURITIES
As of April 30, 2002, securities valued at $2,525,000 were on loan to brokers. For collateral, the Portfolio received $2,750,000 in cash. Income from securities lending amounted to $17,052 for the six months ended April 30, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
21   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                     Six months ended April 30, 2002
                                      Puts                   Calls
                              Contracts   Premiums   Contracts   Premiums

Balance Oct. 31, 2001           250      $ 50,498     1,665    $ 463,558
Opened                           --            --     1,300      328,303
Closed                         (250)      (50,498)   (1,790)    (403,668)
Exercised                        --            --      (875)    (308,479)
Expired                          --            --      (300)     (79,714)
                              -----         -----      ----      -------
Balance April 30, 2002           --      $     --        --    $      --
                              -----      --------     -----    ---------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
22   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT

Investments in Securities

World Technologies Portfolio

April 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.4%)
Issuer                                Shares                   Value(a)

Aerospace & defense (3.8%)
Lockheed Martin                       60,900                 $3,830,610
Northrop Grumman                      13,600                  1,640,976
Raytheon                              50,700                  2,144,610
Total                                                         7,616,196

Airlines (0.5%)
ExpressJet Holdings                   68,150(b)                 977,953

Banks and savings & loans (0.8%)
Alliance Data Systems                 65,000(b)               1,602,250

Chemicals (0.4%)
Millipore                             20,000                    799,000

Communications equipment & services (10.1%)
ATI Technologies                     132,100(b,c)             1,347,420
Broadcom Cl A                         34,500(b)               1,190,250
Finisar                              249,500(b)               1,594,305
Microtune                            166,500(b)               1,856,475
Nokia ADR Cl A                        51,000(c)                 829,260
Powerwave Technologies               145,800(b)               1,740,852
QUALCOMM                             102,500(b)               3,091,400
RF Micro Devices                      74,700(b)               1,299,780
Semtech                               80,000(b)               2,558,400
Silicon Laboratories                  34,300(b)               1,013,908
Teradyne                             114,400(b)               3,769,480
Total                                                        20,291,530

Computer software & services (19.1%)
Adaptec                               91,500(b)               1,345,050
Adobe Systems                         75,070                  2,999,797
Anteon Intl                           11,500(b)                 261,625
Autodesk                             125,000                  2,298,750
Automatic Data Processing             51,500                  2,618,260
BMC Software                          75,500(b)               1,091,730
Brocade Communications
   Systems                            38,000(b)                 972,420
Cadence Design Systems                51,000(b)               1,044,480
Check Point Software
   Technologies                       39,900(b,c)               724,185
Electronic Arts                       87,120(b)               5,144,436
Intuit                                31,000(b)               1,214,580
Lawson Software                      144,000(b)               1,225,440
Lexmark Intl Cl A                     20,500(b)               1,225,490
Microsoft                             77,800(b)               4,065,828
Network Associates                   106,100(b)               1,883,275
Oracle                               188,600(b)               1,893,544
PeopleSoft                            70,400(b)               1,631,168
SunGard Data Systems                 105,600(b)               3,142,656
VERITAS Software                      83,000(b)               2,352,220
Yahoo!                                73,000(b)               1,077,480
Total                                                        38,212,414

Computers & office equipment (24.9%)
Apple Computer                        48,500(b)               1,177,095
Cisco Systems                        118,500(b)               1,736,025
Compaq Computer                      156,500                  1,588,475
Dell Computer                         78,350(b)               2,063,739
DST Systems                          104,600(b)               5,169,332
Electronic Data Systems               95,500                  5,181,830
Emulex                                96,500(b)               2,797,535
First Data                            62,100                  4,936,329
Intl Business Machines                99,400                  8,325,744
Manugistics Group                    127,700(b)               2,012,552
NCR                                   52,000(b)               2,020,720
Network Appliance                    103,000(b)               1,797,350
NVIDIA                                36,000(b)               1,253,160
SAP ADR                               41,200(c)               1,343,120
Siebel Systems                        84,500(b)               2,044,055
State Street                          25,100                  1,282,861
Symantec                              59,000(b)               2,089,190
Synopsys                              65,600(b)               2,959,216
Total                                                        49,778,328

Electronics (21.1%)
Altera                                50,800(b)               1,044,448
Applied Materials                    243,000(b)               5,909,760
Integrated Circuit Systems           113,200(b)               2,252,680
Intel                                 71,300                  2,039,893
KLA-Tencor                            88,500(b)               5,218,845
Lam Research                         123,500(b)               3,169,010
LTX                                   60,000(b)               1,272,600
Maxim Integrated Products            101,500(b)               5,054,700
Micron Technology                     78,900(b)               1,869,930
Novellus Systems                      84,000(b)               3,981,600
Texas Instruments                    116,500                  3,603,345
United Microelectronics ADR          266,000(b,c)             2,686,600
Xilinx                               111,200(b)               4,198,912
Total                                                        42,302,323

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT

Issuer                                Shares                   Value(a)

Health care (11.6%)
Amgen                                102,600(b)              $5,425,488
Biogen                                38,300(b)               1,664,901
Biomet                                74,500                  2,103,135
Chiron                                26,000(b)               1,052,220
Genentech                             38,180(b)               1,355,390
Genzyme-General Division              46,000(b)               1,883,240
IDEC Pharmaceuticals                  22,570(b)               1,240,222
Medtronic                             38,500                  1,720,565
St. Jude Medical                      82,700(b)               6,881,467
Total                                                        23,326,628

Leisure time & entertainment (0.3%)
Viacom Cl B                           11,200(b)                 527,520

Media (1.1%)
eBay                                  40,700(b)               2,161,170

Retail (0.6%)
Best Buy                              16,100(b)               1,197,035

Total common stocks
(Cost: $200,446,611)                                       $188,792,347

Preferred stocks & other (2.3%)(b)
Issuer                                Shares                   Value(a)

Adaytum Software
   Series E                          103,719(f)                $406,578
   Warrants                            2,006(f,g)                    --
Agiliti
   Cv Series C                       550,000(f)                 467,500
Avasta
   Series B                          300,820(f)                 403,099
Avasta E-Services
   Warrants                          150,411(f,g)                    --
Bluestream Ventures LP             2,500,000(e,f)             2,196,481
Covia Technologies
   Series E                          232,502(f,g)                    --
Equinix
   Cv                                 26,525(d)                  15,119
Evoice
   Cv Series D                       981,091(f)                 550,000
Gorp.com
   Series B                           97,087(f,g)                    --
Marketsoft
   Cv                                225,410(f)                 112,705
Paxonet Communications               106,383(f)                 150,000
Portera
   Series G                          425,374(f)                 221,194
Retail Exchange.com                  314,286(f,g)                    --
   Warrants                          111,789(f,g)                    --
Vcommerce
   Cv Series C                        64,378(f)                  77,897

Total preferred stocks & other
(Cost: $11,781,633)                                          $4,600,573

Options purchased (--%)
Issuer                Contracts     Exercise     Expiration    Value(a)
                                       price                       date

Calls
Microsoft               1,000         $60.00        May 2002    $17,500
Tyco Intl               1,500          47.50       July 2002      3,750

Total options purchased
(Cost: $769,500)                                                $21,250

Short-term securities (8.1%)
Issuer               Annualized                Amount          Value(a)
   yield on date     payable at
   of purchase         maturity

U.S. government agencies (7.5%)
Federal Home Loan Bank Disc Nt
   05-15-02              1.77%             $2,400,000        $2,398,317
Federal Home Loan Mtge Corp Disc Nts
   05-07-02              1.78                 800,000           799,723
   05-17-02              1.68               1,500,000         1,498,810
   06-04-02              1.73               2,500,000         2,495,796
Federal Natl Mtge Assn Disc Nts
   05-22-02              1.78               1,300,000         1,298,678
   06-03-02              1.77                 500,000           499,159
   06-05-02              1.81               1,300,000         1,297,824
   06-19-02              1.74               2,300,000         2,294,927
   08-08-02              1.85               2,400,000         2,388,451
Total                                                        14,971,685

Commercial paper (0.6%)
UBS Finance (Delaware)
   05-01-02                   1.90          1,200,000         1,199,937

Total short-term securities
(Cost: $16,170,866)                                         $16,171,622

Total investments in securities
(Cost: $229,168,610)(h)                                    $209,585,792

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of April 30, 2002, the value of foreign securities represented 3.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At April 30, 2002, the amount of capital committed to the LLC or LP for future investment was $1,250,000.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2002, is as follows:

     Security                          Acquisition              Cost
                                          dates
     Adaytum Software
      Series E                   09-15-00 thru 05-10-01   $  650,318
      Warrants                          05-10-01                  --
     Agiliti
      Cv Series C                       11-14-00           1,650,000
     Avasta
      Series B                          11-09-00           1,649,847
     Avasta E-Services
      Warrants                          11-08-00                  --
     Bluestream Ventures LP      06-28-00 thru 06-28-01    2,500,000
     Covia Technologies
      Series E                          08-16-00             582,650
     Evoice
      Cv Series D                       11-27-00           1,100,000
     Gorp.com
      Series B                          02-21-00             499,998
     Marketsoft
      Cv                                12-11-00           1,100,001
     Paxonet Communications      04-04-01 thru 04-23-01      300,000
     Portera
      Series G                          11-10-00           1,425,003
     Retail Exchange.com                11-29-00           1,100,001
      Warrants                          11-29-00                   1
     Vcommerce
      Cv Series C                       07-21-00             300,001

(g)  Negligible market value.

(h) At April 30, 2002, the cost of securities for federal income tax purposes was approximately $229,169,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $  9,139,000
     Unrealized depreciation                                   (28,722,000)
                                                               -----------
     Net unrealized depreciation                              $(19,583,000)
                                                              ------------

--------------------------------------------------------------------------------
25   AXP GLOBAL TECHNOLOGY FUND -- SEMIANNUAL REPORT

AXP Global Technology Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A:  AXIAX      Class B:  INVBX
Class C:  AXICX      Class Y:  N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6396 D (6/02)